                                                                     EXHIBIT 4.2

                                 AMENDMENT NO. 1

      This Amendment No. 1 dated effective as of September 29, 2002 ("Amendment") is among Pride Offshore, Inc., a Delaware corporation ("Borrower"), the Guarantors, the Term Lenders (each as defined below) and Credit Lyonnais New York Branch, as Administrative Agent for the Term Lenders ("Administrative Agent").

                                  INTRODUCTION

      A. The Borrower, the Guarantors, the Term Lenders and the Administrative Agent are parties to the Term Loan Agreement dated as of June 20, 2002 (the "Credit Agreement").

      B. The Borrower has requested that the Term Lenders amend the financial covenants set forth in Sections 6.16, 6.17 and 6.18. The Term Lenders are willing to amend such provisions subject to the terms of this Amendment.

      THEREFORE, the Borrower, the Term Lenders and the Administrative Agent hereby agree as follows:

      Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2. Amendments. The Credit Agreement shall, subject to the terms of this Amendment, be amended as follows:

      (a) Section 1.1. The definition of "Applicable Margin" is amended in its entirety as follows:

      "Applicable Margin" means, at any time with respect to each Type of Term Loan, the percentage rate per annum as set forth below for the Level in effect at such time:

                                  Level       Level
                    Level I        II          III      Level IV     Level V    Level VI
                    -------        --          ---      --------     -------    --------
Eurodollar
  Loans               2.50%       2.75%       3.00%       3.25%       3.75%       4.25%
Base Rate
  Loans               1.00%       1.25%       1.50%       1.75%       2.25%       2.75%

; provided, however, that until the earlier of (a) January 1, 2004 or (b) the date financial statements are delivered pursuant to Section 5.5(b) or Section 5.5(c), together with a Compliance Certificate for the fiscal quarter or fiscal year then ended certifying that (i) the Leverage Ratio was equal to or less than
4.00 to 1.00, (ii) the Interest Coverage Ratio was equal to or greater than 3.25 to 1.00 and (iii) the Maximum Debt to Capitalization Ratio was equal to less than 50%, each as of the end of such fiscal quarter or fiscal year, as the case may be (the "Financial Covenant Certification"), then the Applicable Margin shall be increased by an additional 0.50%.

      (b) Section 6.16. Section 6.16 is amended in its entirety as follows:

      Section 6.16 Leverage Ratio. The Parent Company shall not permit its Leverage Ratio at the end of any fiscal quarter to be greater than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
             June 30, 2002                         4.75 to 1.00
September 30, 2002 and December 31, 2002           4.95 to 1.00
             March 31, 2003                        4.75 to 1.00
  June 30, 2003 and September 30, 2003             4.50 to 1.00
           December 31, 2003                       4.00 to 1.00
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004           3.50 to 1.00
     March 31, 2005 and thereafter                 3.00 to 1.00

; provided, however, after a Responsible Officer delivers the Financial Covenant Certification, then the Parent Company shall not permit its Leverage Ratio at the end of any fiscal quarter to be greater than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
 Beginning with the fiscal quarter with
 respect to which a Responsible Officer
    delivers the Financial Covenant
 Certification until December 31, 2003             4.00 to 1.00
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004           3.50 to 1.00
     March 31, 2005 and thereafter                 3.00 to 1.00

      (c) Section 6.17. Section 6.17 is amended in its entirety as follows:

      Section 6.17 Interest Coverage Ratio. The Parent Company shall not permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
   June 30, 2002, September 30, 2002,
   December 31, 2002, March 31, 2003
           and June 30, 2003                       3.00 to 1.00
September 30, 2003 and December 31, 2003           3.25 to 1.00
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004           4.00 to 1.00
     March 31, 2005 and thereafter                 4.50 to 1.00

; provided, however, after a Responsible Officer delivers the Financial Covenant Certification, then the Parent Company shall not permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
 Beginning with the fiscal quarter with
 respect to which a Responsible Officer
    delivers the Financial Covenant
 Certification until December 31, 2003             3.25 to 1.00
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004           4.00 to 1.00
     March 31, 2005 and thereafter                 4.50 to 1.00

      (d) Section 6.18. Section 6.18 is amended in its entirety as follows:

      Section 6.18 Maximum Debt to Capitalization Ratio. The Parent Company shall not permit the ratio of (a) Consolidated Net Debt to (b) Total Capitalization ("Maximum Debt to Capitalization Ratio") as of the end of any fiscal quarter to be greater than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
   June 30, 2002, September 30, 2002,
   December 31, 2002, March 31, 2003,
  June 30, 2003 and September 30, 2003                 55%
           December 31, 2003                           50%
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004               45%
     March 31, 2005 and thereafter                     35%

; provided, however, after a Responsible Officer delivers the Financial Covenant Certification, then the Parent Company shall not permit the Maximum Debt to Capitalization Ratio as of the end of any fiscal quarter to be greater than the following ratios for the following fiscal quarters:

         Fiscal Quarters Ending                   Maximum Ratio
         ----------------------                   -------------
 Beginning with the fiscal quarter with
 respect to which a Responsible Officer
    delivers the Financial Covenant
 Certification until December 31, 2003                 50%
     March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004               45%
     March 31, 2005 and thereafter                     35%

      Section 3. Representations and Warranties. Each of the Credit Parties represents and warrants that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Credit Party and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Documents are valid and subsisting and secure the Obligations under the Credit Agreement as amended hereby, (c) this Amendment constitutes the legal, valid, and binding obligation of the Credit Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (d) the representations and warranties of each of the Credit Parties contained in the Credit Documents are true and correct as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date and (e) no Default has occurred and is continuing as of the date hereof.

      Section 4. Effectiveness. The Credit Agreement shall be amended as provided in this Amendment effective on the date first set forth above when:

      (a) the Administrative Agent shall have received this Amendment duly executed by the Borrower, the Guarantors, the Required Term Lenders and the Required Revolving Lenders; and

      (b) the Borrower shall have paid to the Administrative Agent for the account of each Term Lender approving this Amendment a non-refundable amendment fee equal to 0.125% of the aggregate unpaid principal amount of such Term Lender's Term Loans.

      Section 5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Obligations, as such Obligations have been amended hereby.

      Section 6. Choice of Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

      Section 7. Counterparts. This Amendment may be signed in any number of separate counterparts (including facsimile transmission), all of which when taken together shall be deemed to be an original.

      Section 8. Amendment to Revolving Credit Agreement. Each of the Term Lenders hereby consents to Amendment No. 1 dated effective as of September 29, 2002 among the Borrower, the Guarantors, the Revolving Lenders and Administrative Agent (as defined in the Revolving Credit Agreement).

      Executed effective as of the 29th day of September, 2002.

                                    BORROWER:

                                    PRIDE OFFSHORE, INC.

                                    By: /s/ EARL W. MCNIEL
                                       ---------------------------------------
                                          Earl W. McNiel
                                          Treasurer


                                    GUARANTORS:

                                    PRIDE INTERNATIONAL, INC.

                                    By: /s/ EARL W. MCNIEL
                                       ---------------------------------------
                                          Earl W. McNiel
                                          Chief Financial Officer

                                    MEXICO DRILLING LIMITED LLC
                                    PRIDE CENTRAL AMERICA, LLC
                                    PRIDE DRILLING, LLC
                                    PRIDE NORTH AMERICA LLC
                                    PRIDE OFFSHORE INTERNATIONAL LLC
                                    PRIDE SOUTH PACIFIC LLC

                                    By: /s/ EARL W. MCNIEL
                                       ---------------------------------------
                                          Earl W. McNiel
                                          Treasurer

                                    ADMINISTRATIVE AGENT:

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Administrative Agent

                                    By: /s/ O. Audemard
                                       ---------------------------------------
                                    Name: O. Audemard
                                         -------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------

                                    TERM LENDERS:

                                    ADDISON CDO, LIMITED

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    AIG SUNAMERICA LIFE ASSURANCE COMPANY (dba
                                    Anchor National Life Insurance Company)

                                    By: /s/ JULIE BOTHAMLEY
                                       ---------------------------------------
                                    Name: Julie Bothamley
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                    AMMC CDO I, LIMITED

                                    By:   American Money Management Corp.,
                                          as Collateral Manager

                                    By: /s/ DAVID P. MEYER
                                       ---------------------------------------
                                    Name: David P. Meyer
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                    AMMC CDO II, LIMITED

                                    By:   American Money Management Corp.,
                                          as Collateral Manager


                                    By: /s/ DAVID P. MEYER
                                       ---------------------------------------
                                    Name: David P. Meyer
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                    APEX (IDM) CDO I, LTD.

                                    By:   David L. Babson & Company Inc.,
                                          as Collateral Manager

                                    By: /s/ WILLIAM A. HAYES
                                       ---------------------------------------
                                    Name: William A. Hayes
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

                                    AURUM CLO 2002-1 LTD.

                                    By:   Stein Roe & Farnham Incorporated,
                                          as Investment Manager

                                    By: /s/ JAMES R. FELLOWS
                                       ---------------------------------------
                                    Name: James R. Fellows
                                         -------------------------------------
                                    Title: Sr. Vice President &
                                          ------------------------------------
                                           Portfolio Manager
                                          ------------------------------------

                                    BALLYROCK CDO I LIMITED

                                    By:   BALLYROCK Investment Advisors LLC,
                                          as Collateral Manager

                                    By: /s/ LISA RYMUT
                                       ---------------------------------------
                                    Name: Lisa Rymut
                                         -------------------------------------
                                    Title: Assistant Treasurer
                                          ------------------------------------

                                    BEDFORD CDO, LIMITED (#1276)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor


                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    BLACK DIAMOND INTERNATIONAL
                                          FUNDING, LTD.

                                    By: /s/ ALAN GORKISH
                                       ---------------------------------------
                                    Name: Alan Gorkish
                                         -------------------------------------
                                    Title: Director
                                          ------------------------------------

                                    BLUE SQUARE FUNDING LIMITED SERIES 3

                                    By: Deutsche Bank Trust Co. Americas,
                                        FKA Bankers Trust Co.

                                    By: /s/ SUSAN N. ANDERSON
                                       ---------------------------------------
                                    Name: Susan N. Anderson
                                         -------------------------------------
                                    Title: Assistant Vice President
                                          ------------------------------------

                                    DEBT STRATEGIES FUND, INC.

                                    By: /s/ J. MATTEO
                                       ---------------------------------------
                                    Name: J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    DELANO COMPANY (#274)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor


                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    ELC (CAYMAN) LTD. 1999-III

                                    By:   David L. Babson & Company Inc.,
                                          as Collateral Manager

                                    By: /s/ WILLIAM A. HAYES
                                       ---------------------------------------
                                    Name: William A. Hayes
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

                                    ELC (CAYMAN) LTD. 2000-I

                                    By:   David L. Babson & Company Inc.,
                                          as Collateral Manager

                                    By: /s/ WILLIAM A. HAYES
                                       ---------------------------------------
                                    Name: William A. Hayes
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                    By:   David L. Babson & Company Inc.,
                                          as Collateral Manager

                                    By: /s/ WILLIAM A. HAYES
                                       ---------------------------------------
                                    Name: William A. Hayes
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

                                    EMERALD ORCHARD LIMITED

                                    By: /s/ SUSAN K. STRONG
                                       ---------------------------------------
                                    Name: Susan K. Strong
                                         -------------------------------------
                                    Title: Attorney-in-fact
                                          ------------------------------------

                                    FIDELITY ADVISOR SERIES II

                                    By:   Fidelity Advisor Floating Rate High
                                          Income Fund (161)

                                    By: /s/ JOHN H. COSTELLO
                                       ---------------------------------------
                                    Name: John H. Costello
                                         -------------------------------------
                                    Title: Assistant Treasurer
                                          ------------------------------------

                                    GALAXY CLO 1999-1, LTD.

                                    By:   SAI Investment Advisor, Inc.,
                                          its Collateral Manager

                                    By: /s/ THOMAS G. BRANDT
                                       ---------------------------------------
                                    Name: Thomas G. Brandt
                                         -------------------------------------
                                    Title: Authorized Agent
                                          ------------------------------------

                                    HAMILTON CDO, LTD.

                                    By:   Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                    By: /s/ CHRISTOPHER A. BONDY
                                       ---------------------------------------
                                    Name: Christopher A. Bondy
                                         -------------------------------------
                                    Title: Partner
                                          ------------------------------------

                                    HARCH CLO I, LTD.

                                    By: /s/ MICHAEL E. LEWITT
                                       ---------------------------------------
                                    Name: Michael E. Lewitt
                                         -------------------------------------
                                    Title: Authorized Signatory
                                          ------------------------------------

                                    HIGHLAND LOAN FUNDING VII LTD.

                                    By:   Highland Capital Management, L.P.,
                                          as Collateral Manager

                                    By: /s/ MARK OKADA
                                       ---------------------------------------
                                    Name: Mark Okada
                                         -------------------------------------
                                    Title: Chief Investment Officer
                                          ------------------------------------

                                    IKB CAPITAL CORPORATION

                                    By: /s/ DAVID SNYDER
                                       ---------------------------------------
                                    Name: David Snyder
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                    By:   Indosuez Capital,
                                          as Collateral Manager

                                    By: /s/ CHARLES KOBAYASHI
                                       ---------------------------------------
                                    Name: Charles Kobayashi
                                         -------------------------------------
                                    Title: Principal and Portfolio Manager
                                          ------------------------------------

                                    JISSEKIKUN FUNDING, LTD. (#1288)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    KZH SOLEIL LLC

                                    By: /s/ ROWENA SMITH
                                       ---------------------------------------
                                    Name: Rowena Smith
                                         -------------------------------------
                                    Title: Authorized Agent
                                          ------------------------------------

                                    KZH SOLEIL-2 LLC

                                    By: /s/ ROWENA SMITH
                                       ---------------------------------------
                                    Name: Rowena Smith
                                         -------------------------------------
                                    Title: Authorized Agent
                                          ------------------------------------

                                    LCM I LIMITED PARTNERSHIP

                                    By:   Lyon Capital Management LLC,
                                          as Attorney in Fact

                                    By: /s/ MARK A. CAMPELLONE
                                       ---------------------------------------
                                    Name:   Mark A. Campellone
                                         -------------------------------------
                                    Title:  Senior Portfolio Manager
                                          ------------------------------------

                                    LONGHORN CDO (Cayman) LTD

                                    By:   Merrill Lynch Investment Managers,
                                          L.P., as Investment Advisor

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:    J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    LONGHORN CDO II, LTD

                                    By:   Merrill Lynch Investment Managers,
                                          L.P., as Investment Advisor

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:    J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MADISON AVENUE CDO IV LTD

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MASTER SENIOR FLOATING RATE TRUST

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:    J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK
                                    LOAN INCOME PORTFOLIO

                                    By:   Merrill Lynch Investment Managers,
                                          L.P., as Investment Advisor

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:    J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO

                                    By:   Merrill Lynch Investment Managers,
                                          L.P., as Investment Advisor

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:    J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:   Merrill Lynch Investment Managers,
                                          L.P., as Investment Advisor

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:  J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.

                                    By:  /s/ J. MATTEO
                                       ---------------------------------------
                                    Name:  J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    MOUNTAIN CAPITAL CLO I LTD.

                                    By:  /s/ DARREN P. RILEY
                                       ---------------------------------------
                                    Name:  Darren P. Riley
                                         -------------------------------------
                                    Title:  Director
                                          ------------------------------------

                                    MOUNTAIN CAPITAL CLO II LTD.

                                    By: /s/ DARREN P. RILEY
                                       ---------------------------------------
                                    Name: Darren P. Riley
                                         -------------------------------------
                                    Title: Director
                                          ------------------------------------

                                    NATEXIS BANQUES POPULAIRES

                                    By: /s/ TIMOTHY L. POLVADO
                                       ---------------------------------------
                                    Name: Timothy L. Polvado
                                         -------------------------------------
                                    Title: Vice President & Group Manager
                                          ------------------------------------


                                    By: /s/ RENAUD J. D' HERBES
                                       ---------------------------------------
                                    Name: Renaud J. d'Herbes
                                         -------------------------------------
                                    Title: Senior Vice President
                                           and Regional Manager
                                          ------------------------------------

                                    NORDEA BANK FINALND PLC, NEW YORK

                                    By: /s/ HANS CHR. KJELSRUD
                                       ---------------------------------------
                                    Name: Hans Chr. Kjelsrud
                                         -------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------


                                    By: /s/ MARTIN LUNDER
                                       ---------------------------------------
                                    Name: Martin Lunder
                                         -------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------

                                    OCTAGON INVESTMENT PARTNERS II, LLC

                                    By:   Octagon Credit Investors, LLC, as
                                          sub-investment manager

                                    By: /s/ MICHAEL B. NECHAMKLN
                                       ---------------------------------------
                                    Name: Michael B. Nechamkln
                                         -------------------------------------
                                    Title: Portfolio Manager
                                          ------------------------------------

                                    OCTAGON INVESTMENT PARTNERS III, LTD.

                                    By:   Octagon Credit Investors, LLC, as
                                          Portfolio Manager

                                    By: /s/ MICHAEL B. NECHAMKLN
                                       ---------------------------------------
                                    Name: Michael B. Nechamkln
                                         -------------------------------------
                                    Title: Portfolio Manager
                                          ------------------------------------

                                    OCTAGON INVESTMENT PARTNERS IV, LTD.

                                    By:   Octagon Credit Investors, LLC, as
                                          Collateral manager

                                    By: /s/ MICHAEL B. NECHAMKLN
                                       ---------------------------------------
                                    Name: Michael B. Nechamkln
                                         -------------------------------------
                                    Title: Portfolio Manager
                                          ------------------------------------

                                    PPM SHADOW CREEK FUNDING LLC

                                    By: /s/ DIANA L. MUSHILL
                                       ---------------------------------------
                                    Name: Diana L. Mushill
                                         -------------------------------------
                                    Title: Asst. Vice President
                                          ------------------------------------

                                    RIVIERA FUNDING LLC

                                    By: /s/ DIANA L. MUSHILL
                                       ---------------------------------------
                                    Name: Diana L. Mushill
                                         -------------------------------------
                                    Title: Asst. Vice President
                                          ------------------------------------

                                    ROYALTON COMPANY (#280)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    SAN JOAQUIN CDO I, LIMITED (#1282)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    SENIOR HIGH INCOME PORTFOLIO, INC.

                                    By: /s/ J. MATTEO
                                       ---------------------------------------
                                    Name: J. Matteo
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    SEQUILS-MAGNUM, LTD. (#1280)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor


                                    By: /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name: Mohan V. Phansalkar
                                         -------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

                                    SL LOANS I LIMITED

                                    By:   Highland Capital Management, L.P.,
                                          as Attorney-in-Fact

                                    By: /s/ MARK OKADA
                                       ---------------------------------------
                                    Name: Mark Okada
                                         -------------------------------------
                                    Title: Chief Investment Officer
                                          ------------------------------------

                                    STANFIELD ARBITRAGE CDO, LTD.

                                    By:   Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                    By:   /s/ CHRISTOPHER A. BONDY
                                       ---------------------------------------
                                    Name:  Christopher A. Bondy
                                         -------------------------------------
                                    Title:  Partner
                                          ------------------------------------

                                    STANFIELD CLO, LTD.

                                    By:   Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                    By:    /s/ CHRISTOPHER A. BONDY
                                       ---------------------------------------
                                    Name:   Christopher A. Bondy
                                         -------------------------------------
                                    Title:  Partner
                                          ------------------------------------

                                    STANFIELD QUATTRO CLO, LTD.

                                    By:   Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                    By:    /s/ CHRISTOPHER A. BONDY
                                       ---------------------------------------
                                    Name:   Christopher A. Bondy
                                         -------------------------------------
                                    Title:  Partner
                                          ------------------------------------

                                  STEIN ROE & FARNHAM CLO I LTD.

                                  By:   Stein Roe & Farnham Incorporated,
                                        as Portfolio Manager

                                  By:   /s/ JAMES R. BELLOWS
                                     -------------------------------------------
                                  Name:   James R. Bellows
                                       -----------------------------------------
                                  Title:  Sr. Vice President & Portfolio Manager
                                        ----------------------------------------

                                    TORONTO DOMINION (New York), Inc.

                                    By:   /s/ SUSAN STRONG
                                       ---------------------------------------
                                    Name:   Susan Strong
                                         -------------------------------------
                                    Title:  Vice President
                                          ------------------------------------

                                    TRS1 LLC

                                    By:   /s/ JOHN PINEIRO
                                       ---------------------------------------
                                    Name:   John Pineiro
                                         -------------------------------------
                                    Title:  Attorney-in-fact
                                          ------------------------------------

                                    TRYON CLO LTD. 2000-I

                                    By:   First Union Institutional Debt
                                          Management, as Collateral Manager

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    VENTURE CDO 2002, LIMITED

                                    By:   Barclays Capital Asset Management
                                          Limited, its investment advisor,

                                    By:   Barclays Bank PLC, New York Branch,
                                          its sub-advisor

                                    By:          /s/ Martin F. Davey
                                       ---------------------------------------
                                    Name:           Martin F. Davey
                                         -------------------------------------
                                    Title:             Director
                                          ------------------------------------

                                    VENTURE II CDO 2002, LIMITED

                                    By:   Barclays Capital Asset Management
                                          Limited, its investment advisor

                                    By:   Barclays Bank PLC, New York Branch,
                                          its sub-advisor

                                    By:           /s/ Martin F. Davey
                                       ---------------------------------------
                                    Name:            Martin F. Davey
                                         -------------------------------------
                                    Title:              Director
                                          ------------------------------------

                                    WINDSOR LOAN FUNDING, LIMITED

                                    By:   Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                    By:   /s/ CHRISTOPHER A. BONDY
                                       ---------------------------------------
                                    Name:   Christopher A. Bondy
                                         -------------------------------------
                                    Title:  Partner
                                          ------------------------------------

                                    WRIGLEY CDO, LTD. (#1285)

                                    By:   Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    By:   /s/ MOHAN V. PHANSALKAR
                                       ---------------------------------------
                                    Name:   Mohan V. Phansalkar
                                         -------------------------------------
                                    Title:  Executive Vice President
                                          ------------------------------------